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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       _________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  February 20, 1998



                      GREEN TREE LEASE FINANCE 1997-1, LLC

             (Exact name of registrant as specified in its charter)


                                333-38687-02
         Delaware             (No 1934 Act number)        41-1892359
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission             (IRS employer
     of incorporation)           file number)         identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
--------------------------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:   (651) 293-3400
                                                     --------------------------

                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           Pursuant to Section 3.9 of the Contribution and Servicing Agreement dated as of December 1, 1997 (the "Agreement"), among Green Tree Lease Finance 1997-1, LLC, as Issuer, Green Tree Lease Finance II, Inc., as Contributor, Green Tree Vendor Services Corporation in its individual capacity and as Servicer, and U.S. Bank Trust National Association (fka First Trust National Association), as Trustee, the Servicer delivered to the Trustee the Servicer's Certificate attached hereto as Exhibit 99.1, summarizing collection activity on the Leases for the months of December 1997 and January 1998, and based on the information contained in the Servicer's Certificate, the Trustee made distributions on February 20, 1998, to the holders of notes representing indebtedness of the Issuer.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

                                       2
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           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.   Description
               -----------   -----------

                   99.1 Servicer's Certificate, dated February 20, 1998, delivered to the Trustee.


                                       3
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GREEN TREE LEASE FINANCE 1997-1, LLC


Date: December 10, 1998       By:   /s/ Joel H. Gottesman
                                  -------------------------------
                                  Joel H. Gottesman
                                  Senior Vice President and Secretary


                                       4
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                               INDEX TO EXHIBITS


Exhibit Number                                                      Page
--------------                                                      ----

99.1   Servicer's Certificate, dated February 20,           Filed Electronically
       1998, delivered to the Trustee.